EXHIBIT 4-283

FORTY-FOURTH
SUPPLEMENTAL INDENTURE
TO
INDENTURE OF MORTGAGE AND
DEED OF TRUST
DATED AS OF MARCH 1, 1944

AS RESTATED IN
PART II OF THE TWENTY-NINTH
SUPPLEMENTAL INDENTURE DATED AS OF JULY 15, 1989
WHICH BECAME EFFECTIVE ON APRIL 1, 1994

DTE GAS COMPANY
formerly known as
Michigan Consolidated Gas Company
TO
CITIBANK, N.A.,
TRUSTEE
DATED AS OF DECEMBER 1, 2013

CREATING THREE ISSUES OF FIRST MORTGAGE BONDS,
DESIGNATED AS
2013 SERIES C BONDS
2013 SERIES D BONDS
2013 SERIES E BONDS

DTE GAS COMPANY
FORTY-FOURTH SUPPLEMENTAL INDENTURE
DATED AS OF DECEMBER 1, 2013
SUPPLEMENTAL TO INDENTURE OF MORTGAGE
AND DEED OF TRUST
DATED AS OF MARCH 1, 1944

TABLE OF CONTENTS
PAGE
ARTICLE I ESTABLISHMENT OF AN ISSUE OF FIRST MORTGAGE BONDS, OF THE SERIES DESIGNATED AND DISTINGUISHED AS “2013 SERIES C BONDS”5
SECTION 15
SECTION 25
SECTION 37
SECTION 414
SECTION 516
ARTICLE II ESTABLISHMENT OF AN ISSUE OF FIRST MORTGAGE BONDS, OF THE SERIES DESIGNATED AND DISTINGUISHED AS “2013 SERIES D BONDS”16
SECTION 116
SECTION 217
SECTION 318
SECTION 426
SECTION 527
ARTICLE III ESTABLISHMENT OF AN ISSUE OF FIRST MORTGAGE BONDS, OF THE SERIES DESIGNATED AND DISTINGUISHED AS “2013 SERIES E BONDS”28
SECTION 128
SECTION 228
SECTION 330
SECTION 437
SECTION 539
ARTICLE IV ISSUE OF BONDS39
ARTICLE V THE TRUSTEE40
ARTICLE VI RECORDING AND FILING OF SUPPLEMENTAL INDENTURE DATED AS OF DECEMBER 1, 201340
ARTICLE VII RECORDING OF AFFIDAVIT OF FACTS AFFECTING REAL PROPERTY42
ARTICLE VIII MISCELLANEOUS PROVISIONS42

THIS FORTY-FOURTH SUPPLEMENTAL INDENTURE, dated as of the 1st day of December, 2013, between DTE GAS COMPANY, formerly known as Michigan Consolidated Gas Company, a corporation duly organized and existing under and by virtue of the laws of the State of Michigan (hereinafter called the “Company”), having its principal place of business at One Energy Plaza, Detroit, Michigan, and CITIBANK, N.A., a national banking association incorporated and existing under and by virtue of the laws of the United States of America, having an office at 388 Greenwich Street in the Borough of Manhattan, the City of New York, New York, as successor trustee (hereinafter with its predecessors as trustee called the “Mortgage Trustee” or the “Trustee”):
WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture of Mortgage and Deed of Trust (the “Original Indenture”), dated as of March 1, 1944;
WHEREAS, the Company has heretofore executed and delivered to the Trustee the Twenty-ninth Supplemental Indenture, which became effective April 1, 1994, to provide for the modification and restatement of the Original Indenture as previously amended (as so amended, supplemented and modified the “Indenture”), and to secure the Company's First Mortgage Bonds, unlimited in aggregate principal amount except as therein otherwise provided, issued pursuant to the:
Thirtieth Supplemental Indenture, dated as of September 1, 1991;
Thirty-first Supplemental Indenture, dated as of December 15, 1991;
Thirty-second Supplemental Indenture, dated as of January 5, 1993;
Thirty-third Supplemental Indenture, dated as of May 1, 1995;
Thirty-fourth Supplemental Indenture, dated as of November 1, 1996;
Thirty-fifth Supplemental Indenture, dated as of June 18, 1998;
Thirty-sixth Supplemental Indenture, dated as of August 15, 2001;
Thirty-seventh Supplemental Indenture, dated as of February 15, 2003;
Thirty-eighth Supplemental Indenture, dated as of October 1, 2004;
Thirty-ninth Supplemental Indenture, dated as of April 1, 2008;
Fortieth Supplemental Indenture, dated as of June 1, 2008;
Forty-first Supplemental Indenture, dated as of August 1, 2008;
Forty-second Supplemental Indenture, dated as of December 1, 2008; and
Forty-third Supplemental Indenture, dated as of December 1, 2012;

WHEREAS, at the date hereof there were outstanding First Mortgage Bonds of the Company issued under the Indenture, of 9 series in the principal amounts set forth below (including Collateral Bonds):

Designation of Series	Amount Initially Issued	Amount Outstanding
First Mortgage Bonds
(Secured Term Notes, Series B)
8¼% Bonds due 2014	$80,000,000	$80,000,000
2012 Series D First Mortgage Bonds	$70,000,000	$70,000,000

Collateral Bonds
(Senior Notes)

5.70% Collateral Bonds due 2033	$200,000,000	$200,000,000
2004 Series E Collateral Bonds	$120,000,000	$120,000,000
2008 Series B Collateral Bonds	$100,000,000	$100,000,000
2008 Series C Collateral Bonds	$25,000,000	$25,000,000
2008 Series F Collateral Bonds	$75,000,000	$75,000,000
2008 Series H Collateral Bonds	$140,000,000	$140,000,000
2008 Series I Collateral Bonds	$50,000,000	$50,000,000
2012 Series D Collateral Bonds	$70,000,000	$70,000,000

WHEREAS, the Company desires in and by this Supplemental Indenture to establish three series of bonds to be issued under the Indenture designated and distinguished as 2013 Series C Bonds, 2013 Series D Bonds and 2013 Series E Bonds (herein collectively sometimes called the “Bonds”), to designate the terms thereof, to specify the particulars necessary to describe and define the same and to specify such other provisions and agreements in respect thereof as are in the Indenture provided or permitted; and
WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Supplemental Indenture in the form and with the terms hereof have been in all respects duly authorized;
NOW, THEREFORE, in consideration of the premises and in further consideration of the sum of One Dollar in lawful money of the United States of America paid to the Company by the Trustee at or before the execution and delivery of this Forty-fourth Supplemental Indenture, the receipt whereof is hereby acknowledged, and of other good and valuable consideration, it is agreed by and between the Company and the Trustee as follows:

ARTICLE I
ESTABLISHMENT OF AN ISSUE OF
FIRST MORTGAGE BONDS, OF THE SERIES
DESIGNATED AND DISTINGUISHED AS “2013 SERIES C BONDS”

SECTION 1

There is hereby established a series of bonds to be issued under and secured by the Indenture, to be known as “First Mortgage Bonds,” designated and distinguished as “2013 Series C Bonds” of the Company. The 2013 Series C Bonds shall be limited in aggregate principal amount to $50,000,000 except as provided in Article IV of the Indenture and in this Supplemental Indenture with respect to transfers, exchanges and replacements of the 2013 Series C Bonds. The 2013 Series C Bonds shall be registered bonds without coupons and shall be dated as of the date of the authentication thereof by the Trustee.

The 2013 Series C Bonds shall mature on the 15th day of December, 2023 (subject to earlier redemption, as provided herein), shall bear interest at the rate of 3.64% per annum, payable semi-annually on the 15th day of June and December of each year and at maturity (each an “2013 Series C Interest Payment Date”), beginning on June 15, 2014. The principal, Make-Whole Amount (as defined below), if any, and interest on the 2013 Series C Bonds shall be payable in lawful money of the United States of America; the place where such principal and Make-Whole Amount, if any, shall be payable shall be the corporate trust office of the Trustee in the Borough of Manhattan, the City of New York, New York, and the place where such interest shall be payable shall be the office or agency of the Company in said Borough of Manhattan, the City of New York, New York. The 2013 Series C Bonds shall have such other terms as set forth in the form of 2013 Series C Bond provided in Section 3.

SECTION 2

The 2013 Series C Bonds shall be subject to redemption at the option of the Company, in whole at any time or in part from time to time (any such date of redemption, a “2013 Series C Redemption Date”), at the applicable redemption price (“2013 Series C Redemption Price”) set forth below.

At any time prior to September 15, 2023, the 2013 Series C Redemption Price will be equal to 100% of the principal amount of the 2013 Series C Bonds to be redeemed on the 2013 Series C Redemption Date together with the Make-Whole Amount (as defined in the form of 2013 Series C Bond provided in Section 3), if any, plus, in each case, accrued and unpaid interest thereon to the 2013 Series C Redemption Date.

At any time on or after September 15, 2023, the 2013 Series C Redemption Price will be equal to 100% of the principal amount of the bonds of 2013 Series C to be redeemed plus accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on the 2013 Series C Bonds that are due and payable on 2013 Series C Interest Payment Dates falling on or prior to the 2013 Series C Redemption Date will be payable on the 2013 Series C Interest Payment Date to the registered holders as of the close of business on the relevant record date.

Notice of redemption shall be given to the holders of the 2013 Series C Bonds to be redeemed not more than 60 nor less than 30 days prior to the 2013 Series C Redemption Date, as provided in Section 4.05 of the Indenture. Each such notice shall specify such optional 2013 Series C Redemption Date, the aggregate principal amount of the 2013 Series C Bonds to be redeemed on such date, the principal amount of each 2013 Series C Bond held by such holder to be redeemed, and the interest to be paid on the 2013 Series C Redemption Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable 2013 Series C Redemption Date and the Company shall deliver to holders of the 2013 Series C Bonds and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the 2013 Series C Redemption Date.

Subject to the limitations of Section 4.07 of the Indenture, the notice of redemption may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the 2013 Series C Redemption Date, and that such notice shall be of no effect unless such moneys are so received on or before such date.

If the 2013 Series C Bonds are only partially redeemed by the Company, the Trustee shall select which 2013 Series C Bonds are to be redeemed pro rata among all of the 2013 Series C Bonds at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof and otherwise in accordance with the terms of the Indenture. In the event of redemption of the 2013 Series C Bonds in part only, a new 2013 Series C Bond or 2013 Series C Bonds for the unredeemed portion will be issued in the name or names of the holders thereof upon the surrender or cancellation thereof.

If money sufficient to pay the applicable the 2013 Series C Redemption Price with respect to the 2013 Series C Bonds to be redeemed on the applicable 2013 Series C Redemption Date, together with accrued interest to the 2013 Series C Redemption Date, is deposited with the Trustee on or before the related 2013 Series C Redemption Date and certain other conditions are satisfied, then the 2013 Series C Bonds to be redeemed shall no longer be secured by, or entitled to any lien or benefit of, the Indenture as provided by Section 4.04 of the Indenture.

The 2013 Series C Bonds will not be entitled to any sinking fund and will not be redeemable other than as provided in this Section 2 and the form of 2013 Series C Bond provided in Section 3.

SECTION 3

The 2013 Series C Bonds shall be registered bonds without coupons. The Trustee shall be the registrar and paying agent for the 2013 Series C Bonds, which duties it hereby accepts. The 2013 Series C Bonds may be issued in minimum denominations of $100,000 or any integral multiple of $1,000 in excess thereof.

The forms of 2013 Series C Bonds shall be substantially as follows:

[FORM OF DTE GAS COMPANY 3.64% FIRST MORTGAGE BONDS 2013 SERIES C DUE 2023]
PPN:
No. R-___                        $_________________
THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.
DTE GAS COMPANY
3.64% MORTGAGE BONDS
2013 SERIES C DUE 2023

Principal Amount: $____________
Authorized Denomination: $100,000 or any integral multiple of $1,000 in excess thereof.
Regular Record Date: close of business on the 15th calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date
Original Issue Date: December 12, 2013
Stated Maturity: December 15, 2023
Interest Payment Dates: June 15 and December 15 of each year, beginning June 15, 2014.
Interest Rate: 3.64% per annum
DTE GAS COMPANY (hereinafter called the “Company”), a corporation of the State of Michigan, for value received, hereby promises to pay to ___________, or registered assigns, the sum of _________ Dollars ($_________) on the Stated Maturity specified above, in the coin or currency of the United States of America, and to pay interest thereon from the Original Issue Date specified above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on June 15, 2014 and on the Stated Maturity at the Interest Rate per annum specified above until the principal hereof is paid or made available for payment, and on any overdue principal and Make-Whole Amount (defined below) and, to the extent lawful, on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this bond is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date (defined below) will be paid to the person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and may either be paid to the person in whose name this bond is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to holders of bonds of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the bonds of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.
Payments of interest on this bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this bond shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months. The Company shall pay interest on overdue principal and Make-Whole Amount, if any, and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this bond. In the event that any Interest Payment Date,

Redemption Date or Stated Maturity is not a Business Day, then the required payment of principal, Make-Whole Amount, if any, and interest will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). “Business Day” means any day other than a day on which banking institutions in the State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.
Payment of principal of, Make-Whole Amount, if any, and interest on the bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal, Make-Whole Amount, if any, and interest due at the Stated Maturity or earlier redemption of such bonds shall be made at the office of the Trustee upon surrender of such bonds to the Trustee, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the person entitled thereto as such address shall appear in the bond register of the Trustee maintained for such purpose or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least fourteen (14) days prior to the date for payment by the person entitled thereto. Notwithstanding the foregoing, so long as any bond is held by an Institutional Investor (as defined in the Bond Purchase Agreement referenced below), payment of principal, Make-Whole Amount, if any, and interest on the bonds held by such holder shall be made in the manner specified in the Bond Purchase Agreement dated as of December 12, 2013 among the Company and the purchasers party thereto.
The bonds represented by this certificate, of the series hereinafter specified, are bonds of the Company (herein called the “bonds”) known as its “First Mortgage Bonds,” issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, duly executed by the Company to Citibank, N.A., successor trustee (“Trustee”) as restated in Part II of the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, which became effective on April 1, 1994, to which indenture and all indentures supplemental thereto executed on and after July 15, 1989 reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the holders of the bonds and of the Trustee in respect of such security (which indenture and all indentures supplemental thereto, including the Forty-fourth Supplemental Indenture dated as of December 1, 2013 referred to below, are hereinafter collectively called the “Indenture”). As provided in the Indenture, the bonds may be issued thereunder for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided. The bonds represented by this certificate are part of a series designated “3.64% First Mortgage Bonds 2013 Series C,” (herein called the “Bonds”) created by the Forty-fourth Supplemental Indenture dated as of December 1, 2013 as provided for in said Indenture.

With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company, the rights and obligations of the holders of the Bonds, and the terms and provisions of the Indenture may be modified or altered by such affirmative vote or votes of the holders of the Bonds then outstanding as are specified in the Indenture.
In case an Event of Default as defined in the Indenture shall occur, the principal of the Bonds may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in the Indenture. Upon any such declaration, the Company shall also pay to the holders of the Bonds the Make-Whole Amount on the Bonds, if any, determined as of the date the Bonds shall have been declared due and payable.
No recourse shall be had for the payment of the principal of, Make-Whole Amount, if any, or the interest on, the Bonds, or for any claim based hereon or otherwise in respect of the Bonds or the Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company, as such, or any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by the owner hereof by the acceptance of the Bonds, and as part of the consideration for the issue thereof, and being likewise waived and released pursuant to the Indenture and the Senior Indenture.
This Bond shall be subject to redemption at the option of the Company, in whole at any time or in part from time to time (any such date of optional redemption, a “Redemption Date”), at the applicable redemption price (“Redemption Price”) set forth below.
At any time prior to September 15, 2023, the Redemption Price will be equal to 100% of the principal amount of the Bonds to be redeemed on the Redemption Date together with the Make-Whole Amount (as defined below), if any, plus, in each case, accrued and unpaid interest thereon to the Redemption Date.
At any time on or after September 15, 2023, the Redemption Price will be equal to 100% of the principal amount of the bonds of 2013 Series C to be redeemed plus accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on the Bonds that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date.
“Make-Whole Amount” means, with respect to any Bond, a premium in an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to a Bond, the principal of the Bond that is to be redeemed on a Redemption Date or has become or is declared to be immediately due and payable pursuant to Section 9.01 of the Indenture, as the context requires.
“Discounted Value” means, with respect to the Called Principal of a Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of a Bond, 0.5% (50 basis points) plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “PX-1” (or such other display as may replace Page PX-1), on Bloomberg Financial Markets for the most recently issued, actively traded on-the-run, benchmark U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the most recently issued, actively traded on-the-run, benchmark U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the most recently issued, actively traded on-the-run, benchmark U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the Stated Maturity of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of a Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its Stated Maturity, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bond, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.
“Settlement Date” means, with respect to the Called Principal of a Bond, the Redemption Date on which such Called Principal is to be redeemed or has become or is declared to be immediately due and payable pursuant to Section 9.01 of the Indenture as the context requires.
Notice of redemption shall be given to the holders of the Bonds to be redeemed not more than 60 nor less than 30 days prior to the Redemption Date, as provided in Section 4.05 of the Indenture. Each such notice shall specify such Redemption Date, the aggregate principal amount of the Bonds to be redeemed on such date, the principal amount of each Bond held by such holder to be redeemed, and the interest to be paid on the Redemption Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable Redemption Date and the Company shall deliver to holders of the Bonds and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the Redemption Date.
Subject to the limitations of Section 4.07 of the Indenture, the notice of redemption may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the Redemption Date, and that such notice shall be of no effect unless such moneys are so received on or before such date; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Bond.

If the Bonds are only partially redeemed by the Company, the Trustee shall select which Bonds are to be redeemed pro rata among all of the Bonds at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof and otherwise in accordance with the terms of the Indenture. In the event of redemption of the Bonds in part only, a new Bond or Bonds for the unredeemed portion will be issued in the name or names of the holders thereof upon the surrender or cancellation thereof.
If money sufficient to pay the applicable Redemption Price with respect to the Bonds to be redeemed on the applicable Redemption Date, together with accrued interest to the Redemption Date, is deposited with the Trustee on or before the related Redemption Date and certain other conditions are satisfied, then the Bonds to be redeemed shall no longer be secured by, or entitled to any lien or benefit of, the Indenture as provided by Section 4.04 of the Indenture.
The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company with or into, and the conveyance, or other transfer or lease, subject to the lien of the Indenture, of the trust estate to, another corporation, to the assumption by such other corporation, in certain circumstances, of the obligations of the Company under the Indenture and on the Bonds and to the succession of such other corporation in certain circumstances, to the powers and rights of the Company under the Indenture.
The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Bonds or certain covenants with respect thereto upon compliance by the Company with certain conditions set forth therein.
This Bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been manually executed by the Trustee or its successor in trust under the Indenture.
IN WITNESS WHEREOF, DTE GAS COMPANY has caused this certificate to be executed under its name with the signature of its duly authorized Officer, under its corporate seal, which may be a facsimile, attested with the signature of its Corporate Secretary.

Dated:
DTE GAS COMPANY
By:______________________________
Attest:
By:______________________________________

CERTIFICATE OF AUTHENTICATION

The bonds represented by this certificate constitute Bonds of the series designated and described in the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:_________________________________
Authorized Officer

Dated:

[End of 2013 Series C Bond Form]

SECTION 4

Each certificate evidencing the 2013 Series C Bonds (and all 2013 Series C Bonds issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

The 2013 Series C Bonds shall be exchangeable upon surrender thereof at the corporate trust office of the Trustee in the Borough of Manhattan, the City of New York, New York, for registered bonds of the same aggregate principal amount and other terms, but of different authorized denomination or denominations, such exchanges to be made without service charge (except for any stamp tax or other governmental charge).
When 2013 Series C Bonds are presented to the Trustee with a request (i) to register the transfer of such 2013 Series C Bonds; or (ii) to exchange such 2013 Series C Bonds for 2013 Series C Bonds of the same series of any authorized denominations of the same aggregate principal amount and Stated Maturity, the Trustee shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the 2013 Series C Bonds surrendered for transfer or exchange: (A) shall be duly endorsed or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Trustee, duly executed by the holder thereof or his attorney duly authorized in writing; and (B) are accompanied by the following additional information and documents, as applicable: (x) if such 2013 Series C Bonds are being delivered to the Company by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect; or (y) if such 2013 Series C Bonds are being transferred to the Company, a certification to that effect; or (z) if such 2013 Series C Bonds are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect and (ii) if the Company so requests, other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth above.
Every 2013 Series C Bond so surrendered shall be accompanied by a proper transfer power duly executed by the registered owner or by a duly authorized attorney transferring such 2013 Series C Bond to the Company, and the signature to such transfer power shall be guaranteed to the satisfaction of the Trustee. All 2013 Series C Bonds so surrendered shall be forthwith canceled and delivered to or upon the order of the Company. All 2013 Series C Bonds executed, authenticated and delivered in exchange for 2013 Series C Bonds so surrendered shall be valid obligations of the Company, evidencing the same debt as the 2013 Series C Bonds surrendered, and shall be secured by the same lien and be entitled to the same benefits and protection as the 2013 Series C Bonds in exchange for which they are executed, authenticated and delivered.

The Company shall not be required to make any such exchange or any registration of transfer after the 2013 Series C Bond so presented for exchange or registration of transfer, or any portion thereof, has been called for redemption and notice thereof given to the registered owner.

SECTION 5

Pending the preparation of definitive 2013 Series C Bonds, the Company may from time to time execute, and upon its written order, the Trustee shall authenticate and deliver, in lieu of such definitive 2013 Series C Bonds and subject to the same provisions, limitations and conditions, one or more temporary 2013 Series C Bonds, in registered form, of any denomination specified in the written order of the Company for the authentication and delivery thereof, and with such omissions, insertions and variations as may be determined by the Board of Directors of the Company. Such temporary 2013 Series C Bonds shall be substantially of the tenor of the 2013 Series C Bonds to be issued as herein before recited.

If any such temporary 2013 Series C Bonds shall at any time be so authenticated and delivered in lieu of definitive 2013 Series C Bonds, the Company shall upon request at its own expense prepare, execute and deliver to the Trustee and thereupon, upon the presentation and surrender of temporary 2013 Series C Bonds, the Trustee shall authenticate and deliver in exchange therefor, without charge to the holder, definitive Bonds of the same series and other terms, if any, and for the same principal sum in the aggregate as the temporary 2013 Series C Bonds surrendered. All temporary 2013 Series C Bonds so surrendered shall be forthwith canceled by the Trustee and delivered to or upon the order of the Company. Until exchanged for definitive 2013 Series C Bonds the temporary 2013 Series C Bonds shall in all respects be entitled to the lien and security of the Indenture and all supplemental indentures.

ARTICLE II
ESTABLISHMENT OF AN ISSUE OF
FIRST MORTGAGE BONDS, OF THE SERIES
DESIGNATED AND DISTINGUISHED AS “2013 SERIES D BONDS”

SECTION 1

There is hereby established a series of bonds to be issued under and secured by the Indenture, to be known as “First Mortgage Bonds,” designated and distinguished as “2013 Series D Bonds” of the Company. The 2013 Series D Bonds shall be limited in aggregate principal amount to $70,000,000 except as provided in Article IV of the Indenture and in this Supplemental Indenture with respect to transfers, exchanges and replacements of 2013 Series D Bonds. The 2013 Series D Bonds shall be registered bonds without coupons and shall be dated as of the date of the authentication thereof by the Trustee.

The 2013 Series D Bonds shall mature on the 15th day of December, 2025 (subject to earlier redemption, as provided herein), shall bear interest at the rate of 3.74% per annum, payable semi-annually on the 15th day of June and December of each year and at maturity (each an “2013 Series D Interest Payment Date”), beginning on June 15, 2014. The principal, Make-Whole Amount (as defined below), if any, and interest on the 2013 Series D Bonds shall be payable in lawful money of the United States of America; the place where such principal and Make-Whole Amount, if any, shall be payable shall be the corporate trust office of the Trustee in the Borough of Manhattan, the City of New York, New York, and the place where such interest shall be payable shall be the office or agency of the Company in said Borough of Manhattan, the City of New York, New York. The 2013 Series D Bonds shall have such other terms as set forth in the form of 2013 Series D Bond provided in Section 3.

SECTION 2

The 2013 Series D Bonds shall be subject to redemption at the option of the Company, in whole at any time or in part from time to time (any such date of redemption, a “2013 Series D Redemption Date”), at the applicable redemption price (“2013 Series D Redemption Price”) set forth below.

At any time prior to September 15, 2025, the 2013 Series D Redemption Price will be equal to 100% of the principal amount of the 2013 Series D Bonds to be redeemed on the 2013 Series D Redemption Date together with the Make-Whole Amount (as defined in the form of 2013 Series D Bond provided in Section 3), if any, plus, in each case, accrued and unpaid interest thereon to the 2013 Series D Redemption Date.

At any time on or after September 15, 2025, the 2013 Series D Redemption Price will be equal to 100% of the principal amount of the bonds of 2013 Series D to be redeemed plus accrued and unpaid interest thereon to the 2013 Series D Redemption date.

Notwithstanding the foregoing, installments of interest on the 2013 Series D Bonds that are due and payable on 2013 Series D Interest Payment Dates falling on or prior to a 2013 Series D Redemption Date will be payable on the 2013 Series D Interest Payment Date to the registered holders as of the close of business on the relevant record date.

Notice of redemption shall be given to the holders of the 2013 Series D Bonds to be redeemed not more than 60 nor less than 30 days prior to the 2013 Series D Redemption Date, as provided in Section 4.05 of the Indenture. Each such notice shall specify such optional 2013 Series D Redemption Date, the aggregate principal amount of the 2013 Series D Bonds to be redeemed on such date, the principal amount of each 2013 Series D Bond held by such holder to be redeemed, and the interest to be paid on the 2013 Series D Redemption Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable 2013

Series D Redemption Date and the Company shall deliver to holders of the 2013 Series D Bonds and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the Redemption Date.

Subject to the limitations of Section 4.07 of the Indenture, the notice of redemption may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the 2013 Series D Redemption Date, and that such notice shall be of no effect unless such moneys are so received on or before such date.

If the 2013 Series D Bonds are only partially redeemed by the Company, the Trustee shall select which 2013 Series D Bonds are to be redeemed pro rata among all of the 2013 Series D Bonds at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof and otherwise in accordance with the terms of the Indenture. In the event of redemption of the 2013 Series D Bonds in part only, a new 2013 Series D Bond or 2013 Series D Bonds for the unredeemed portion will be issued in the name or names of the holders thereof upon the surrender or cancellation thereof.

If money sufficient to pay the applicable the 2013 Series D Redemption Price with respect to the 2013 Series D Bonds to be redeemed on the applicable 2013 Series D Redemption Date, together with accrued interest to the 2013 Series D Redemption Date, is deposited with the Trustee on or before the related 2013 Series D Redemption Date and certain other conditions are satisfied, then the 2013 Series D Bonds to be redeemed shall no longer be secured by, or entitled to any lien or benefit of, the Indenture as provided by Section 4.04 of the Indenture.

The 2013 Series D Bonds will not be entitled to any sinking fund and will not be redeemable other than as provided in this Section 2 and the form of the 2013 Series D Bond provided in Section 3.

SECTION 3

The 2013 Series D Bonds shall be registered bonds without coupons. The Trustee shall be the registrar and paying agent for the 2013 Series D Bonds, which duties it hereby accepts. The 2013 Series D Bonds may be issued in minimum denominations of $100,000 or any integral multiple of $1,000 in excess thereof.

The forms of the 2013 Series D Bonds shall be substantially as follows:

[FORM OF DTE GAS COMPANY 3.74% FIRST MORTGAGE BONDS 2013 SERIES D DUE 2025]
PPN:
No. R-___                        $_________________
THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.
DTE GAS COMPANY
3.74% MORTGAGE BONDS
2013 SERIES D DUE 2025
Principal Amount: $____________
Authorized Denomination: $100,000 or any integral multiple of $1,000 in excess thereof.
Regular Record Date: close of business on the 15th calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date
Original Issue Date: December 12, 2013
Stated Maturity: December 15, 2025
Interest Payment Dates: June 15th and December 15th of each year, beginning June 15, 2014.
Interest Rate: 3.74% per annum

DTE GAS COMPANY (hereinafter called the “Company”), a corporation of the State of Michigan, for value received, hereby promises to pay to ___________, or registered assigns, the sum of _________ Dollars ($_________) on the Stated Maturity specified above, in the coin or currency of the United States of America, and to pay interest thereon from the Original Issue Date specified above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on June 15, 2014 and on the Stated Maturity at the Interest Rate per annum specified above until the principal hereof is paid or made available for payment, and on any overdue principal and Make-Whole Amount (defined below) and, to the extent lawful, on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this bond is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date (defined below) will be paid to the person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and may either be paid to the person in whose name this bond is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to holders of bonds of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the bonds of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.
Payments of interest on this bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this bond shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months. The Company shall pay interest on overdue principal and Make-Whole Amount, if any, and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this bond. In the event that any Interest Payment Date, Redemption Date or Stated Maturity is not a Business Day, then the required payment of principal, Make-Whole Amount, if any, and interest will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). “Business Day” means any day other than a day on which banking institutions in the State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.
Payment of principal of, Make-Whole Amount, if any, and interest on the bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal, Make-Whole Amount, if any, and interest due at the Stated Maturity or earlier redemption of such bonds shall be made at the office of the Trustee upon surrender of such bonds to the Trustee, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the person entitled thereto as such address shall appear in the bond register of the Trustee maintained for such purpose or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least fourteen (14) days prior to the date for payment by the person entitled thereto. Notwithstanding the foregoing, so long as any bond is held by an Institutional Investor (as defined in the Bond Purchase Agreement referenced below), payment of principal, Make-Whole Amount, if any, and interest on the bonds held by such holder shall be made in the manner specified in the Bond Purchase Agreement dated as of December 12, 2013 among the Company and the purchasers party thereto.
The bonds represented by this certificate, of the series hereinafter specified, are bonds of the Company (herein called the “bonds”) known as its “First Mortgage Bonds,” issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, duly executed by the Company to Citibank, N.A., successor trustee (“Trustee”) as restated in Part II of the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, which became effective on April 1, 1994, to which indenture and all indentures supplemental thereto executed on and after July 15, 1989 reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the holders of the bonds and of the Trustee in respect of such security (which indenture and all indentures supplemental thereto, including the Forty-fourth Supplemental Indenture dated as of December 1, 2013 referred to below, are hereinafter collectively called the “Indenture”). As provided in the Indenture, the bonds may be issued thereunder for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided. The bonds represented by this certificate are part of a series designated “3.74% First Mortgage Bonds 2013 Series D,” (herein called the “Bonds”) created by the Forty-fourth Supplemental Indenture dated as of December 1, 2013 as provided for in said Indenture.
With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company, the rights and obligations of the holders of the Bonds, and the terms and provisions of the Indenture may be modified or altered by such affirmative vote or votes of the holders of the Bonds then outstanding as are specified in the Indenture.
In case an Event of Default as defined in the Indenture shall occur, the principal of the Bonds may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in the Indenture. Upon any such declaration, the Company shall also pay to the holders of the Bonds the Make-Whole Amount on the Bonds, if any, determined as of the date the Bonds shall have been declared due and payable.

No recourse shall be had for the payment of the principal of, Make-Whole Amount, if any, or the interest on, the Bonds, or for any claim based hereon or otherwise in respect of the Bonds or the Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company, as such, or any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by the owner hereof by the acceptance of the Bonds, and as part of the consideration for the issue thereof, and being likewise waived and released pursuant to the Indenture and the Senior Indenture.
This Bond shall be subject to redemption at the option of the Company, in whole at any time or in part from time to time (any such date of optional redemption, a “Redemption Date”), at the applicable redemption price (“Redemption Price”) set forth below.
At any time prior to September 15, 2025, the Redemption Price will be equal to 100% of the principal amount of the Bonds to be redeemed on the Redemption Date together with the Make-Whole Amount (as defined below), if any, plus, in each case, accrued and unpaid interest thereon to the Redemption Date.
At any time on or after September 15, 2025, the Redemption Price will be equal to 100% of the principal amount of the bonds of 2013 Series D to be redeemed plus accrued and unpaid interest thereon to the redemption date.
Notwithstanding the foregoing, installments of interest on the Bonds that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date.
“Make-Whole Amount” means, with respect to any Bond, a premium in an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to a Bond, the principal of the Bond that is to be redeemed on a Redemption Date or has become or is declared to be immediately due and payable pursuant to Section 9.01 of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of a Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of a Bond, 0.5% (50 basis points) plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “PX-1” (or such other display as may replace Page PX-1), on Bloomberg Financial Markets for the most recently issued, actively traded on-the-run, benchmark U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the most recently issued, actively traded on-the-run, benchmark U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the most recently issued, actively traded on-the-run, benchmark U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the Stated Maturity of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of a Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its Stated Maturity, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bond, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.
“Settlement Date” means, with respect to the Called Principal of a Bond, the Redemption Date on which such Called Principal is to be redeemed or has become or is declared to be immediately due and payable pursuant to Section 9.01 of the Indenture as the context requires.
Notice of redemption shall be given to the holders of the Bonds to be redeemed not more than 60 nor less than 30 days prior to the Redemption Date, as provided in Section 4.05 of the Indenture. Each such notice shall specify such Redemption Date, the aggregate principal amount of the Bonds to be redeemed on such date, the principal amount of each Bond held by such holder to be redeemed, and the interest to be paid on the Redemption Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable Redemption Date and the Company shall deliver to holders of the Bonds and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the Redemption Date.
Subject to the limitations of Section 4.07 of the Indenture, the notice of redemption may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the Redemption Date, and that such notice shall be of no effect unless such moneys are so received on or before such date; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Bond.
If the Bonds are only partially redeemed by the Company, the Trustee shall select which Bonds are to be redeemed pro rata among all of the Bonds at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof and otherwise in accordance with the terms of the Indenture. In the event of redemption of the Bonds in part only, a new Bond or Bonds for the unredeemed portion will be issued in the name or names of the holders thereof upon the surrender or cancellation thereof.
If money sufficient to pay the applicable Redemption Price with respect to the Bonds to be redeemed on the applicable Redemption Date, together with accrued interest to the Redemption Date, is deposited with the Trustee on or before the related Redemption Date and certain other conditions are satisfied, then the Bonds to be redeemed shall no longer be secured by, or entitled to any lien or benefit of, the Indenture as provided by Section 4.04 of the Indenture.

The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company with or into, and the conveyance, or other transfer or lease, subject to the lien of the Indenture, of the trust estate to, another corporation, to the assumption by such other corporation, in certain circumstances, of the obligations of the Company under the Indenture and on the Bonds and to the succession of such other corporation in certain circumstances, to the powers and rights of the Company under the Indenture.
The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Bonds or certain covenants with respect thereto upon compliance by the Company with certain conditions set forth therein.
This Bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been manually executed by the Trustee or its successor in trust under the Indenture.
IN WITNESS WHEREOF, DTE GAS COMPANY has caused this certificate to be executed under its name with the signature of its duly authorized Officer, under its corporate seal, which may be a facsimile, attested with the signature of its Corporate Secretary.
Dated:
DTE GAS COMPANY
By:______________________________
Attest:
By:______________________________________

CERTIFICATE OF AUTHENTICATION

The bonds represented by this certificate constitute Bonds of the series designated and described in the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:_________________________________
Authorized Officer

Dated:

[End of 2013 Series D Bond Form]

SECTION 4

Each certificate evidencing the 2013 Series D Bonds (and all 2013 Series D Bonds issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

The 2013 Series D Bonds shall be exchangeable upon surrender thereof at the corporate trust office of the Trustee in the Borough of Manhattan, the City of New York, New York, for registered bonds of the same aggregate principal amount and other terms, but of different authorized denomination or denominations, such exchanges to be made without service charge (except for any stamp tax or other governmental charge).
When 2013 Series D Bonds are presented to the Trustee with a request (i) to register the transfer of such Bonds; or (ii) to exchange such 2013 Series D Bonds for 2013 Series D Bonds of the same series of any authorized denominations of the same aggregate principal amount and Stated Maturity, the Trustee shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the 2013 Series D Bonds surrendered for transfer or exchange: (A) shall be duly endorsed or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Trustee, duly executed by the holder thereof or his attorney duly authorized in writing; and (B) are accompanied by the following additional information and documents, as applicable: (x) if such 2013 Series D Bonds are being delivered to the Company by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect; or (y) if such 2013 Series D Bonds are being transferred to the Company, a certification to that effect; or (z) if such 2013 Series D Bonds are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect and (ii) if the Company so requests, other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth above.
Every 2013 Series D Bond so surrendered shall be accompanied by a proper transfer power duly executed by the registered owner or by a duly authorized attorney transferring such 2013 Series D Bond to the Company, and the signature to such transfer power shall be guaranteed to the satisfaction of the Trustee. All 2013 Series D Bonds so surrendered shall be forthwith canceled and delivered to or upon the order of the Company. All 2013 Series D Bonds executed, authenticated and delivered in exchange for 2013 Series D Bonds so surrendered shall be valid obligations of the Company, evidencing the same debt as the 2013 Series D Bonds surrendered, and shall be secured by the same lien and be entitled to the same benefits and protection as the 2013 Series D Bonds in exchange for which they are executed, authenticated and delivered.

The Company shall not be required to make any such exchange or any registration of transfer after the 2013 Series D Bond so presented for exchange or registration of transfer, or any portion thereof, has been called for redemption and notice thereof given to the registered owner.

SECTION 5

Pending the preparation of definitive 2013 Series D Bonds, the Company may from time to time execute, and upon its written order, the Trustee shall authenticate and deliver, in lieu of such definitive 2013 Series D Bonds and subject to the same provisions, limitations and conditions, one or more temporary 2013 Series D Bonds, in registered form, of any denomination specified in the written order of the Company for the authentication and delivery thereof, and with such omissions, insertions and variations as may be determined by the Board of Directors of the Company. Such temporary 2013 Series D Bonds shall be substantially of the tenor of the 2013 Series D Bonds to be issued as herein before recited.

If any such temporary 2013 Series D Bonds shall at any time be so authenticated and delivered in lieu of definitive 2013 Series D Bonds, the Company shall upon request at its own expense prepare, execute and deliver to the Trustee and thereupon, upon the presentation and surrender of temporary 2013 Series D Bonds, the Trustee shall authenticate and deliver in exchange therefor, without charge to the holder, definitive 2013 Series D Bonds of the same series and other terms, if any, and for the same principal sum in the aggregate as the temporary 2013 Series D Bonds surrendered. All temporary 2013 Series D Bonds so surrendered shall be forthwith canceled by the Trustee and delivered to or upon the order of the Company. Until exchanged for definitive 2013 Series D Bonds the temporary 2013 Series D Bonds shall in all respects be entitled to the lien and security of the Indenture and all supplemental indentures.

ARTICLE III
ESTABLISHMENT OF AN ISSUE OF
FIRST MORTGAGE BONDS, OF THE SERIES
DESIGNATED AND DISTINGUISHED AS “2013 SERIES E BONDS”

SECTION 1

There is hereby established a series of bonds to be issued under and secured by the Indenture, to be known as “First Mortgage Bonds,” designated and distinguished as “2013 Series E Bonds” of the Company. The 2013 Series E Bonds shall be limited in aggregate principal amount to $50,000,000 except as provided in Article IV of the Indenture and in this Supplemental Indenture with respect to transfers, exchanges and replacements of 2013 Series E Bonds. The 2013 Series E Bonds shall be registered bonds without coupons and shall be dated as of the date of the authentication thereof by the Trustee.

The 2013 Series E Bonds shall mature on the 15th day of December, 2028 (subject to earlier redemption, as provided herein), shall bear interest at the rate of 3.94% per annum, payable semi-annually on the 15th day of June and December of each year and at maturity (each an “2013 Series E Interest Payment Date”), beginning on June 15, 2014. The principal, Make-Whole Amount (as defined below), if any, and interest on the 2013 Series E Bonds shall be payable in lawful money of the United States of America; the place where such principal and Make-Whole Amount, if any, shall be payable shall be the corporate trust office of the Trustee in the Borough of Manhattan, the City of New York, New York, and the place where such interest shall be payable shall be the office or agency of the Company in said Borough of Manhattan, the City of New York, New York. The 2013 Series E Bonds shall have such other terms as set forth in the form of 2013 Series E Bond provided in Section 3.

SECTION 2

The 2013 Series E Bonds shall be subject to redemption at the option of the Company, in whole at any time or in part from time to time (any such date of redemption, a “2013 Series E Redemption Date”), at the applicable redemption price (“2013 Series E Redemption Price”) set forth below.

At any time prior to September 15, 2028, the 2013 Series E Redemption Price will be equal to 100% of the principal amount of the Bonds to be redeemed on the 2013 Series E Redemption Date together with the Make-Whole Amount (as defined in the form of 2013 Series E Bond provided in Section 3), if any, plus, in each case, accrued and unpaid interest thereon to the 2013 Series E Redemption Date.

At any time on or after September 15, 2028, the 2013 Series E Redemption Price will be equal to 100% of the principal amount of the bonds of 2013 Series E to be redeemed plus accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on the 2013 Series E Bonds that are due and payable on 2013 Series E Interest Payment Dates falling on or prior to a 2013 Series E Redemption Date will be payable on the 2013 Series E Interest Payment Date to the registered holders as of the close of business on the relevant record date.

Notice of redemption shall be given to the holders of the 2013 Series E Bonds to be redeemed not more than 60 nor less than 30 days prior to the 2013 Series E Redemption Date, as provided in Section 4.05 of the Indenture. Each such notice shall specify such optional 2013 Series E Redemption Date, the aggregate principal amount of the 2013 Series E Bonds to be redeemed on such date, the principal amount of each 2013 Series E Bond held by such holder to be redeemed, and the interest to be paid on the 2013 Series E Redemption Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable 2013 Series E Redemption Date and the Company shall deliver to holders of the 2013 Series E Bonds and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the 2013 Series E Redemption Date.

Subject to the limitations of Section 4.07 of the Indenture, the notice of redemption may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the 2013 Series E Redemption Date, and that such notice shall be of no effect unless such moneys are so received on or before such date.

If the 2013 Series E Bonds are only partially redeemed by the Company, the Trustee shall select which 2013 Series E Bonds are to be redeemed pro rata among all of the Bonds at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof and otherwise in accordance with the terms of the Indenture. In the event of redemption of the 2013 Series E Bonds in part only, a new 2013 Series E Bond or 2013 Series E Bonds for the unredeemed portion will be issued in the name or names of the holders thereof upon the surrender or cancellation thereof.

If money sufficient to pay the applicable the 2013 Series E Redemption Price with respect to the 2013 Series E Bonds to be redeemed on the applicable 2013 Series E Redemption Date, together with accrued interest to the 2013 Series E Redemption Date, is deposited with the Trustee on or before the related 2013 Series E Redemption Date and certain other conditions are satisfied, then the 2013 Series E Bonds to be redeemed shall no longer be secured by, or entitled to any lien or benefit of, the Indenture as provided by Section 4.04 of the Indenture.

The 2013 Series E Bonds will not be entitled to any sinking fund and will not be redeemable other than as provided in this Section 2 and the form of 2013 Series E Bond provided in Section 3.

SECTION 3

The 2013 Series E Bonds shall be registered bonds without coupons. The Trustee shall be the registrar and paying agent for the 2013 Series E Bonds, which duties it hereby accepts. The 2013 Series E Bonds may be issued in minimum denominations of $100,000 or any integral multiple of $1,000 in excess thereof.

The forms of 2013 Series E Bonds shall be substantially as follows:

[FORM OF DTE GAS COMPANY 3.94% FIRST MORTGAGE BONDS 2013 SERIES E DUE 2028]
PPN:
No. R-___                        $_________________
THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION

AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.
DTE GAS COMPANY
3.94% MORTGAGE BONDS
2013 SERIES E DUE 2028
Principal Amount: $____________
Authorized Denomination: $100,000 or any integral multiple of $1,000 in excess thereof.
Regular Record Date: close of business on the 15th calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date
Original Issue Date: December 12, 2013
Stated Maturity: December 15, 2028
Interest Payment Dates: June 15th and December 15 of each year, beginning June 15, 2014.
Interest Rate: 3.94% per annum
DTE GAS COMPANY (hereinafter called the “Company”), a corporation of the State of Michigan, for value received, hereby promises to pay to ___________, or registered assigns, the sum of _________ Dollars ($_________) on the Stated Maturity specified above, in the coin or currency of the United States of America, and to pay interest thereon from the Original Issue Date specified above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on June 15, 2014 and on the Stated Maturity at the Interest Rate per annum specified above until the principal hereof is paid or made available for payment, and on any overdue principal and Make-Whole Amount (defined below) and, to the extent lawful, on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this bond is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date (defined below) will be paid to the person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and may either be paid to the person in whose name this bond is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to holders of bonds of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the bonds of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this bond shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months. The Company shall pay interest on overdue principal and Make-Whole Amount, if any, and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this bond. In the event that any Interest Payment Date, Redemption Date or Stated Maturity is not a Business Day, then the required payment of principal, Make-Whole Amount, if any, and interest will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). “Business Day” means any day other than a day on which banking institutions in the State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.
Payment of principal of, Make-Whole Amount, if any, and interest on the bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal, Make-Whole Amount, if any, and interest due at the Stated Maturity or earlier redemption of such bonds shall be made at the office of the Trustee upon surrender of such bonds to the Trustee, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the person entitled thereto as such address shall appear in the bond register of the Trustee maintained for such purpose or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least fourteen (14) days prior to the date for payment by the person entitled thereto. Notwithstanding the foregoing, so long as any bond is held by an Institutional Investor (as defined in the Bond Purchase Agreement referenced below), payment of principal, Make-Whole Amount, if any, and interest on the bonds held by such holder shall be made in the manner specified in the Bond Purchase Agreement dated as of December 12, 2013 among the Company and the purchasers party thereto.
The bonds represented by this certificate, of the series hereinafter specified, are bonds of the Company (herein called the “bonds”) known as its “First Mortgage Bonds,” issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, duly executed by the Company to Citibank, N.A., successor trustee (“Trustee”) as restated in Part II of the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, which became effective on April 1, 1994, to which indenture and all indentures supplemental thereto executed on and after July 15, 1989 reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the holders of the bonds and of the Trustee in respect of such security (which indenture and all indentures supplemental thereto, including the Forty-fourth Supplemental Indenture dated as of December 1, 2013 referred to below, are hereinafter collectively called the “Indenture”). As provided in the Indenture, the bonds may be issued thereunder for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided. The bonds represented by this certificate are part of a series designated “3.94% First Mortgage Bonds 2013 Series E,” (herein called the “Bonds”) created by the Forty-fourth Supplemental Indenture dated as of December 1, 2013 as provided for in said Indenture.
With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company, the rights and obligations of the holders of the Bonds, and the terms and provisions of the Indenture may be modified or altered by such affirmative vote or votes of the holders of the Bonds then outstanding as are specified in the Indenture.
In case an Event of Default as defined in the Indenture shall occur, the principal of the Bonds may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in the Indenture. Upon any such declaration, the Company shall also pay to the holders of the Bonds the Make-Whole Amount on the Bonds, if any, determined as of the date the Bonds shall have been declared due and payable.
No recourse shall be had for the payment of the principal of, Make-Whole Amount, if any, or the interest on, the Bonds, or for any claim based hereon or otherwise in respect of the Bonds or the Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company, as such, or any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by the owner hereof by the acceptance of the Bonds, and as part of the consideration for the issue thereof, and being likewise waived and released pursuant to the Indenture and the Senior Indenture.
This Bond shall be subject to redemption at the option of the Company, in whole at any time or in part from time to time (any such date of optional redemption, a “Redemption Date”), at the applicable redemption price (“Redemption Price”) set forth below.

At any time prior to September 15, 2028, the Redemption Price will be equal to 100% of the principal amount of the Bonds to be redeemed on the Redemption Date together with the Make-Whole Amount (as defined below), if any, plus, in each case, accrued and unpaid interest thereon to the Redemption Date.
At any time on or after September 15, 2028, the Redemption Price will be equal to 100% of the principal amount of the bonds of 2013 Series E to be redeemed plus accrued and unpaid interest thereon to the redemption date.
Notwithstanding the foregoing, installments of interest on the Bonds that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date.
“Make-Whole Amount” means, with respect to any Bond, a premium in an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to a Bond, the principal of the Bond that is to be redeemed on a Redemption Date or has become or is declared to be immediately due and payable pursuant to Section 9.01 of the Indenture, as the context requires.
“Discounted Value” means, with respect to the Called Principal of a Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of a Bond, 0.5% (50 basis points) plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “PX-1” (or such other display as may replace Page PX-1), on Bloomberg Financial Markets for the most recently issued, actively traded on-the-run, benchmark U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the most recently issued, actively traded on-the-run, benchmark U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the most recently issued, actively traded on-the-run, benchmark U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the Stated Maturity of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of a Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its Stated Maturity, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bond, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.
“Settlement Date” means, with respect to the Called Principal of a Bond, the Redemption Date on which such Called Principal is to be redeemed or has become or is declared to be immediately due and payable pursuant to Section 9.01 of the Indenture as the context requires.
Notice of redemption shall be given to the holders of the Bonds to be redeemed not more than 60 nor less than 30 days prior to the Redemption Date, as provided in Section 4.05 of the Indenture. Each such notice shall specify such Redemption Date, the aggregate principal amount of the Bonds to be redeemed on such date, the principal amount of each Bond held by such holder to be redeemed, and the interest to be paid on the Redemption Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a senior financial officer of the Company as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. The Make-Whole Amount shall be determined by the Company two Business Days prior to the applicable

Redemption Date and the Company shall deliver to holders of the Bonds and to the Trustee a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the Redemption Date.
Subject to the limitations of Section 4.07 of the Indenture, the notice of redemption may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the Redemption Date, and that such notice shall be of no effect unless such moneys are so received on or before such date; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Bond.
If the Bonds are only partially redeemed by the Company, the Trustee shall select which Bonds are to be redeemed pro rata among all of the Bonds at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof and otherwise in accordance with the terms of the Indenture. In the event of redemption of the Bonds in part only, a new Bond or Bonds for the unredeemed portion will be issued in the name or names of the holders thereof upon the surrender or cancellation thereof.
If money sufficient to pay the applicable Redemption Price with respect to the Bonds to be redeemed on the applicable Redemption Date, together with accrued interest to the Redemption Date, is deposited with the Trustee on or before the related Redemption Date and certain other conditions are satisfied, then the Bonds to be redeemed shall no longer be secured by, or entitled to any lien or benefit of, the Indenture as provided by Section 4.04 of the Indenture.
The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company with or into, and the conveyance, or other transfer or lease, subject to the lien of the Indenture, of the trust estate to, another corporation, to the assumption by such other corporation, in certain circumstances, of the obligations of the Company under the Indenture and on the Bonds and to the succession of such other corporation in certain circumstances, to the powers and rights of the Company under the Indenture.
The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Bonds or certain covenants with respect thereto upon compliance by the Company with certain conditions set forth therein.
This Bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been manually executed by the Trustee or its successor in trust under the Indenture.

IN WITNESS WHEREOF, DTE GAS COMPANY has caused this certificate to be executed under its name with the signature of its duly authorized Officer, under its corporate seal, which may be a facsimile, attested with the signature of its Corporate Secretary.
Dated:
DTE GAS COMPANY
By:______________________________
Attest:
By:______________________________________

CERTIFICATE OF AUTHENTICATION

The bonds represented by this certificate constitute Bonds of the series designated and described in the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:_________________________________
Authorized Officer

Dated:

[End of 2013 Series E Bond Form]

SECTION 4

Each certificate evidencing the 2013 Series E Bonds (and all 2013 Series E Bonds issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

The 2013 Series E Bonds shall be exchangeable upon surrender thereof at the corporate trust office of the Trustee in the Borough of Manhattan, the City of New York, New York, for registered bonds of the same aggregate principal amount and other terms, but of different authorized denomination or denominations, such exchanges to be made without service charge (except for any stamp tax or other governmental charge).
When 2013 Series E Bonds are presented to the Trustee with a request (i) to register the transfer of such Bonds; or (ii) to exchange such 2013 Series E Bonds for 2013 Series E Bonds of the same series of any authorized denominations of the same aggregate principal amount and Stated Maturity, the Trustee shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the 2013 Series E Bonds surrendered for transfer or exchange: (A) shall be duly endorsed or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Trustee, duly executed by the holder thereof or his attorney duly authorized in writing; and (B) are accompanied by the following additional information and documents, as applicable: (x) if such 2013 Series E Bonds are being delivered to the Company by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect; or (y) if such 2013 Series E Bonds are being transferred to the Company, a certification to that effect; or (z) if such 2013 Series E Bonds are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect and (ii) if the Company so requests, other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth above.

Every 2013 Series E Bond so surrendered shall be accompanied by a proper transfer power duly executed by the registered owner or by a duly authorized attorney transferring such 2013 Series E Bond to the Company, and the signature to such transfer power shall be guaranteed to the satisfaction of the Trustee. All 2013 Series E Bonds so surrendered shall be forthwith canceled and delivered to or upon the order of the Company. All 2013 Series E Bonds executed, authenticated and delivered in exchange for 2013 Series E Bonds so surrendered shall be valid obligations of the Company, evidencing the same debt as the 2013 Series E Bonds surrendered, and shall be secured by the same lien and be entitled to the same benefits and protection as the 2013 Series E Bonds in exchange for which they are executed, authenticated and delivered.

The Company shall not be required to make any such exchange or any registration of transfer after the 2013 Series E Bond so presented for exchange or registration of transfer, or any portion thereof, has been called for redemption and notice thereof given to the registered owner.

SECTION 5

Pending the preparation of definitive 2013 Series E Bonds, the Company may from time to time execute, and upon its written order, the Trustee shall authenticate and deliver, in lieu of such definitive 2013 Series E Bonds and subject to the same provisions, limitations and conditions, one or more temporary 2013 Series E Bonds, in registered form, of any denomination specified in the written order of the Company for the authentication and delivery thereof, and with such omissions, insertions and variations as may be determined by the Board of Directors of the Company. Such temporary 2013 Series E Bonds shall be substantially of the tenor of the 2013 Series E Bonds to be issued as herein before recited.

If any such temporary 2013 Series E Bonds shall at any time be so authenticated and delivered in lieu of definitive 2013 Series E Bonds, the Company shall upon request at its own expense prepare, execute and deliver to the Trustee and thereupon, upon the presentation and surrender of temporary 2013 Series E Bonds, the Trustee shall authenticate and deliver in exchange therefor, without charge to the holder, definitive 2013 Series E Bonds of the same series and other terms, if any, and for the same principal sum in the aggregate as the temporary 2013 Series E Bonds surrendered. All temporary 2013 Series E Bonds so surrendered shall be forthwith canceled by the Trustee and delivered to or upon the order of the Company. Until exchanged for definitive 2013 Series E Bonds the temporary 2013 Series E 2013 Series E Bonds shall in all respects be entitled to the lien and security of the Indenture and all supplemental indentures.

ARTICLE IV
ISSUE OF BONDS

The 2013 Series C Bonds, 2013 Series D Bonds and 2013 Series E Bonds in the aggregate principal amount of $170,000,000 may be executed, authenticated and delivered from time to time as permitted by the provisions of the Indenture, including with respect to exchange and replacement of bonds.

ARTICLE V
THE TRUSTEE

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture other than as set forth in the Indenture and this Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents as if the same were herein set forth at length.

ARTICLE VI
RECORDING AND FILING OF SUPPLEMENTAL INDENTURE
DATED AS OF DECEMBER 1, 2012

Pursuant to the terms and provisions of the Original Indenture, a Supplemental Indenture dated as of December 1, 2012 providing for the terms of Collateral Bonds to be issued thereunder designated as 2012 Series D Mortgage Bonds has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on December 11 2012 (Filing No. 2012171682-7) and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

COUNTY	RECORDED	LIBER/ INSTRUMENT NO.	PAGE
Alcona County Register of Deeds	12/11/12	493	1432
Alger County Register of Deeds	12/11/12	MI 201202714	N/A
Alpena County Register of Deeds	12/11/12	492	969
Antrim County Register of Deeds	12/11/12	833	724
Arenac County Register of Deeds	12/11/12	201204951	N/A
Barry County Register of Deeds	12/11/12	2012-008064	N/A
Benzie County Register of Deeds	12/11/12	2012R – 05906	N/A
Charlevoix County Register of Deeds	12/11/12	1013	679

COUNTY	RECORDED	LIBER/ INSTRUMENT NO.	PAGE
Cheboygan County Register of Deeds	12/11/12	1220	149
Chippewa County Register of Deeds	12/11/12	1147	365
Clare County Register of Deeds	12/11/12	1216	583
Clinton County Register of Deeds	12/11/12	5193677	N/A
Crawford County Register of Deeds	12/11/12	711	694
Delta County Register of Deeds	12/11/12	1066	621
Dickinson County Register of Deeds	12/11/12	GL 768 / 620	N/A
Emmet County Register of Deeds	12/12/12	1151	403
Gladwin County Register of Deeds	12/11/12	987	458
Grand Traverse County Register of Deeds	12/11/12	2012R – 23811	N/A
Gratiot County Register of Deeds	12/11/12	932	316
Ionia County Register of Deeds	`1/11/12	627	4097
Iosco County Register of Deeds	12/11/12	1067	387
Iron County Register of Deeds	12/11/12	609	168
Isabella County Register of Deeds	12/11/12	1615	946
Jackson County Register of Deeds	12/11/12	1999	202
Kalkaska County Register of Deeds	12/11/12	3111632	N/A
Kent County Register of Deeds	12/12/12	20130109-0003009	N/A
Lake County Register of Deeds	12/11/12	359	572
Leelanau County Register of Deeds	12/11/12	1147	166
Lenawee County Register of Deeds	12/11/12	2457.	970
Livingston County Register of Deeds	12/11/12	2012R-043983	N/A
Macomb County Register of Deeds	1/7/13	21821	777
Manistee County Register of Deeds	12/11/12	2012R007414	N/A
Marquette County Register of Deeds	12/11/12	2012R-14886	N/A
Mason County Register of Deeds	12/11/12	2012R07702	N/A
Mecosta County Register of Deeds	12/12/12	828	2074
Menominee County Register of Deeds	12/11/12	723	402
Missaukee County Register of Deeds	12/11/12	2012-04035 AMMTG	N/A
Monroe County Register of Deeds	12/11/12	2012R28430	N/A
Montcalm County Register of Deeds	12/11/12	1565	768
Montmorency County Register of Deeds	12/11/12	332	164
Muskegon County Register of Deeds	12/14/12	3933	482
Newaygo County Register of Deeds	12/11/12	448	6226
Oakland County Register of Deeds	1/17/13	45223	525
Oceana County Register of Deeds	12/11/12	2012	30642
Ogemaw County Register of Deeds	12/11/12	3110057	N/A
Osceola County Register of Deeds	12/11/12	916	130
Oscoda County Register of Deeds	12/11/12	212-03159	N/A
Otsego County Register of Deeds	12/11/12	1307	602
Ottawa County Register of Deeds	12/13/12	2012 – 0053217	N/A
Presque Isle County Register of Deeds	12/11/12	529	512
Roscommon County Register of Deeds	12/12/12	1122	933
St. Clair County Register of Deeds	12/11/12	4334	181

COUNTY	RECORDED	LIBER/ INSTRUMENT NO.	PAGE
Saginaw County Register of Deeds	12/11/12	2702	2262
Shiawassee County Register of Deeds	12/11/12	1179	778
Washtenaw County Register of Deeds	12/11/12	4945	385
Wayne County Register of Deeds	12/11/12	50355	1245
Wexford County Register of Deeds	12/11/12	654	669

ARTICLE VII
RECORDING OF AFFIDAVIT OF FACTS AFFECTING REAL PROPERTY

An Affidavit of Facts Affecting Real Property dated February 11, 2013 (the “Affidavit”) has been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan. The Affidavit, signed by the Company’s President and Chief Operating Officer, was given pursuant to MCL 565.451a to give notice of the fact that pursuant to a joint resolution of the Company’s sole shareholder and its board of directors, the Company amended its articles of incorporation effective January 1, 2013 to change its name from MICHIGAN CONSOLIDATED GAS COMPANY to DTE GAS COMPANY.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

Except insofar as herein otherwise expressly provided, all the provisions, terms and conditions of the Indenture shall be deemed to be incorporated in, and made a part of, this Forty-third Supplemental Indenture, and the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, as supplemented by the Thirtieth Supplemental Indenture dated as of September 1, 1991, by the Thirty-first Supplemental Indenture dated as of December 15, 1991, by the Thirty-second Supplemental Indenture dated as of January 5, 1993, by the Thirty-third Supplemental Indenture dated as of May 1, 1995, by the Thirty-fourth Supplemental Indenture dated as of November 1, 1996, by the Thirty-fifth Supplemental Indenture dated as of June 18, 1998, by the Thirty-sixth Supplemental Indenture dated as of August 15, 2001, by the Thirty-seventh Supplemental Indenture dated as of February 15, 2003, by the Thirty-eighth Supplemental Indenture dated as of October 1, 2004, by the Thirty-ninth Supplemental Indenture dated as of April 1, 2008, by the Fortieth Supplemental Indenture dated as of June 1, 2008, by the Forty-first Supplemental Indenture dated as of August 1, 2008, by the Forty-second Supplemental Indenture dated as of December 1, 2008, by the Forty-third Supplemental Indenture dated as of December 1, 2012 and by this Supplemental Indenture is in all respects ratified and confirmed; and the Indenture and said Supplemental Indentures shall be read, taken and construed as one and the same instrument.

Except to the extent specifically provided therein, no provision of this Supplemental Indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act, which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.
Nothing in this Supplemental Indenture is intended, or shall be construed, to give to any person or corporation, other than the parties hereto and the holders of Bonds issued and to be issued under and secured by the Indenture, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of bonds issued and to be issued under the Indenture and secured thereby.
All covenants, promises and agreements in this Supplemental Indenture contained by or on behalf of the Company shall bind its successors and assigns whether so expressed or not.
This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, DTE GAS COMPANY has caused this Supplemental Indenture to be executed by its duly authorized Officer, and its corporate seal to be hereunto affixed, and Citibank, N.A., as Trustee as aforesaid, has caused the same to be executed by one of its authorized signatories and its corporate seal to be hereunto affixed, on the respective dates of their acknowledgments hereinafter set forth, as of the date and year first above written.

DTE GAS COMPANY

By:     /s/Donald J. Goshorn
    Donald J. Goshorn
Assistant Treasurer

Signed, sealed, acknowledged and
delivered by DTE GAS COMPANY in the presence of:

/s/Dana Pierre-Louis
Dana Pierre-Louis

/s/Kathleen Hier
Kathleen Hier

State of Michigan    }
} ss.
County of Wayne    }

The foregoing instrument was acknowledged before me this 1st day of December, 2013, by Donald J. Goshorn, as Assistant Treasurer, of DTE Gas Company, a Michigan corporation, on behalf of the corporation.

/s/Jennifer Evans
Jennifer Evans
Notary Public, Wayne County, MI
Acting in Wayne County, MI
My Commission Expires: December 28, 2016

CITIBANK, N.A., as Trustee

By: /s/Wafaa Orfy
Wafaa Orfy
Vice President

Signed, sealed, acknowledged and
delivered by CITIBANK, N.A.
in the presence of:

/s/Louis Piscitelli
Name: Louis Piscitelli
Vice President

/s/Karen Schluter
Name: Karen Schluter
Vice President

State of New York    }
} ss.
County of New York    }
The foregoing instrument was acknowledged before me this 1st day of December, 2013, by Wafaa Orfy, as Vice President of Citibank, N.A., a national banking association, on behalf of the association, as Trustee, as in said instrument described.

/s/Karen Katlan
Notary Public, State of New York
No. 01KA4994374
Qualified in NY County
Acting in NY County
Commission Expires: April 6, 2014

This instrument was drafted by:
Dana Pierre-Louis
One Energy Plaza, 688WCB
Detroit, MI 48226
When recorded return to:

Jennifer Evans
One Energy Plaza, 688WCB
Detroit, MI 48226